As filed with the Securities and Exchange Commission on September 4, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2009

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

Dear Shareholder:

The inaugural year for the Fund was an arduous one to say the least.  The last quarter of 2008 and the first quarter of 2009 proved to be particularly difficult given the financial crisis.  The Russell 3000® Index experienced a 28.11% decline in value for the period beginning with the inception of the Fund on August 11, 2008 through June 30, 2009.  The Fund performed modestly better than the index, albeit at a loss, during this difficult period from August 11, 2008 through June 30, 2009, reporting a 25.72% decline in value.  We use the Russell 3000® Index as our benchmark, since large, medium and small companies are all represented, unlike the S&P 500 or the Dow Jones Industrial Average, which contain primarily large companies.

Given the unusual volatility in the economy and the market during this period, portfolio turnover was higher than we would normally expect.  In the beginning, we made several changes to the Fund to help manage the risk of the portfolio.  We sold our position in Constellation Energy due to credit market concerns and subsequently replaced it with Black Hills Power. We also sold our investments in Texas Instruments, Nordstrom and Juniper Networks because of the deteriorating business environment.  In addition, we sold our positions in Healthways, IMS Health and Royal Caribbean because our investment theses were not coming to fruition.  However, we also took advantage of the market turmoil to add companies to the Fund that we believe provided attractive investment opportunities.  For example, we added Google to give it exposure to the growing internet advertising market.  We also took the opportunity to change the characteristics of the investments that the Fund has within the consumer staples sector.  We felt too many of our investments within that sector were too volatile and too sensitive to commodity price changes.  Therefore, we sold our position in Tyson Foods and initiated new positions in Walgreens, Energizer and Church & Dwight.  We increased our exposure to small-cap companies like Micros Systems, Frontier Oil and DR Horton once we felt it prudent to position the Fund for the economy’s eventual recovery.  We made these changes earlier than later because small-cap companies have historically tended to perform better in the early stages of a market recovery.  Finally, we added two new healthcare companies to the portfolio, Gilead Sciences and Laboratory Corporation of America, in anticipation of the pending merger of Pfizer and Wyeth; we own Wyeth.

As time goes on, we have been getting increasing evidence that the economy is showing signs of bottoming out.  Our concern that the recovery will be muted remains.  The weak state of the consumer coupled with continued deleveraging leads us to this conclusion.  However, we are not surprised by the recovery in the stock market since the risk of a depression and collapse of the financial system has declined considerably.  We continue to believe the market will anticipate the economy’s eventual recovery six to eight months beforehand, and we have positioned the Fund accordingly.  Our focus now is ensuring we own what we believe are the best companies with greatest amount of investment potential we can find.  As always, our goal is to optimize the portfolio’s risk/return tradeoff and to generate attractive risk-adjusted returns.  We thank you for your confidence and support of the Davidson Multi-Cap Core Fund.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Please read important disclosures found on the following page.

Past performance is not a guarantee of future results.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Because the fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.  The fund will bear its shares of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs.

The fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of fund holdings.

The Davidson Fund is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Core Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Core Fund vs. the Russell 3000 Index

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000®  Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.  Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

¹ The Fund commenced operations on August 11, 2008.

Davidson Multi-Cap Core Fund
Expense Example at June 30, 2009 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/09 - 6/30/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactions costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/09	6/30/09	1/1/09 – 6/30/09

Actual	$1,000.00	$1,075.70	$5.92

Hypothetical (5% return	$1,000.00	$1,019.09	$5.76
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Core Fund
Sector Allocation of Portfolio Assets - June 30, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2009

Shares	COMMON STOCKS - 98.83%	Value
	Aerospace & Defense - 3.92%
2,125	Alliant Techsystems, Inc. (a)	$175,015
3,770	United Technologies Corp.	195,889
		370,904
	Air Freight & Logistics - 1.79%
3,045	FedEx Corp.	169,363
	Beverages - 2.38%
4,095	PepsiCo, Inc.	225,061
	Biotechnology - 2.64%
2,930	Amgen, Inc. (a)	155,114
2,020	Gilead Sciences, Inc. (a)	94,617
		249,731
	Capital Markets - 2.07%
4,155	State Street Corp.	196,116
	Chemicals - 3.97%
6,575	E.I. du pont de Nemours & Co.	168,451
2,915	Praxair, Inc.	207,169
		375,620
	Commercial Banks - 3.46%
10,185	TCF Financial Corp.	136,173
7,895	Wells Fargo & Co.	191,533
		327,706
	Commercial Services & Supplies - 1.91%
11,765	Herman Miller, Inc.	180,475
	Communications Equipment - 2.19%
11,125	Cisco Systems, Inc. (a)	207,370
	Computers & Peripherals - 4.52%
1,495	Apple, Inc. (a)	212,933
2,060	International Business Machines Corp.	215,105
		428,038
	Diversified Financial Services - 3.86%
6,250	JPMorgan Chase & Co.	213,188
8,065	Principal Financial Group, Inc.	151,945
		365,133
	Diversified Telecommunication Services - 1.96%
6,050	Verizon Communications, Inc.	185,916
	Electric Utilities - 1.99%
8,210	Black Hills Corp.	188,748

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2009

Shares	COMMON STOCKS - 98.83% continued	Value
	Energy Equipment & Services - 4.32%
5,530	Baker Hughes, Inc.	$201,513
2,791	Transocean Ltd. (a)(b)	207,343
		408,856
	Food & Staples Retailing - 3.42%
3,625	Costco Wholesale Corp.	165,662
5,390	Walgreen Co.	158,466
		324,128
	Food Products - 1.93%
6,825	Archer-Daniels-Midland Co.	182,705
	Health Care Equipment & Supplies - 2.17%
2,880	Becton, Dickinson & Co.	205,373
	Health Care Providers & Services - 5.68%
1,425	Laboratory Corporation of America Holdings (a)	96,601
4,900	Medco Health Solutions, Inc. (a)	223,489
9,380	Pharmaceutical Product Development, Inc.	217,804
		537,894
	Household Durables - 1.31%
13,210	D.R. Horton, Inc.	123,646
	Household Products - 2.68%
1,735	Church & Dwight Co., Inc.	94,228
3,060	Energizer Holdings, Inc. (a)	159,854
		254,082
	Industrial Conglomerates - 3.45%
3,295	3M Co.	198,030
10,950	General Electric Co.	128,334
		326,364
	Insurance - 2.03%
6,685	StanCorp Financial Group, Inc.	191,726
	Internet & Catalog Retail - 1.42%
3,135	Blue Nile, Inc. (a)	134,774
	Internet Software & Services - 4.36%
18,185	Ariba, Inc. (a)	178,940
555	Google, Inc. - Class A (a)	233,982
		412,922
	IT Services - 2.01%
4,170	Fiserv, Inc. (a)	190,569
	Media - 1.85%
5,810	The McGraw-Hill Companies, Inc.	174,939

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2009

Shares	COMMON STOCKS - 98.83% continued	Value
	Multi-Utilities & Unregulated Power - 2.23%
4,255	Sempra Energy	$211,176
	Oil & Gas - 5.51%
2,785	Exxon Mobil Corp.	194,699
10,205	Frontier Oil Corp.	133,788
6,405	Marathon Oil Corp.	192,983
		521,470
	Oil, Gas & Consumable Fuels - 1.66%
2,875	Devon Energy Corp.	156,687
	Personal Products - 1.83%
5,310	The Estee Lauder Cos., Inc. - Class A	173,478
	Pharmaceuticals - 3.87%
2,645	Genzyme Corp. (a)	147,247
4,815	Wyeth	218,553
		365,800
	Real Estate - 1.52%
9,530	Annaly Capital Management, Inc.	144,284
	Semiconductor & Semiconductor Equipment - 1.59%
13,675	Applied Materials, Inc.	150,015
	Software - 3.83%
7,105	Intuit, Inc. (a)	200,077
6,425	MICRO Systems, Inc. (a)	162,681
		362,758
	Specialty Retail - 1.96%
5,545	Best Buy Co., Inc.	185,702
	Wireless Telecommunication Services - 1.54%
7,655	NII Holdings, Inc. (a)	145,981

	TOTAL COMMON STOCKS (Cost $10,141,645)	9,355,510

Shares	SHORT-TERM INVESTMENTS - 2.74%	Value
259,512	Fidelity Institutional Government Portfolio - Class I	259,512
	TOTAL SHORT-TERM INVESTMENTS (Cost $259,512)	259,512
	TOTAL INVESTMENTS IN SECURITIES (Cost $10,401,157) - 101.57%	9,615,022
	Liabilities in Excess of Other Assets - (1.57)%	(148,615)
	NET ASSETS - 100.00%	$9,466,407

(a) Non-income producing security.
(b) U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2009

ASSETS
Investments in securities, at value (identified cost $10,401,157)	$9,615,022
Cash	80
Receivables
Fund shares sold	272,253
Investment securities sold	1,995
Dividends and interest	9,235
Due from Advisor (Note 3)	6,699
Prepaid expenses	12,813
Total assets	9,918,097

LIABILITIES
Payables
Investment securities purchased	408,690
Audit fees	18,200
12b-1 fees	4,879
Fund accounting fees	4,326
Transfer agent fees and expenses	3,655
Shareholder reporting	3,193
Custody fees	2,499
Administration fees	2,466
Legal fees	2,030
Chief Compliance Officer fee	1,333
Accrued expenses	419
Total liabilities	451,690

NET ASSETS	$9,466,407

Net asset value and redemption price per share
[$9,466,407/853,847 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$11.09

Maximum offering price per share
(Net asset value per share divided by 95.00%)	$11.67

COMPONENTS OF NET ASSETS
Paid-in capital	$10,524,550
Undistributed net investment income	28,781
Accumulated net realized loss on investments	(300,789)
Net unrealized depreciation on investments	(786,135)
Net assets	$9,466,407

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF OPERATIONS For the period ended June 30, 2009*

INVESTMENT INCOME
Income
Dividends	$107,988
Interest	1,340
Total income	109,328

Expenses
Advisory fees (Note 3)	32,500
Administration fees (Note 3)	26,547
Fund accounting fees (Note 3)	23,086
Transfer agent fees and expenses (Note 3)	19,402
Audit fees	18,200
Custody fees (Note 3)	15,023
Distribution fees (Note 4)	12,500
Chief Compliance Officer fee (Note 3)	7,333
Trustee fees	6,257
Legal fees	4,445
Registration fees	3,918
Reports to shareholders	3,334
Other expenses	1,994
Insurance expense	1,174
Total expenses	175,713
Less: advisory fee waiver and absorbtion (Note 3)	(118,212)
Net expenses	57,501
Net investment income	51,827

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(300,789)
Net change in unrealized depreciation on investments	(786,135)
Net realized and unrealized loss on investments	(1,086,924)
Net Decrease in Net Assets Resulting from Operations	$(1,035,097)

* Commencement of operations on August 11, 2008.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF CHANGES IN NET ASSETS

August 11, 2008* through June 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$51,827
Net realized loss on investments	(300,789)
Net change in unrealized depreciation on investments	(786,135)
Net decrease in net assets resulting from operations	(1,035,097)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(23,046)
Total distributions to shareholders	(23,046)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	10,524,550

Total increase in net assets	9,466,407

NET ASSETS
Beginning of period	—
End of period	$9,466,407

Undistributed net investment income at end of period	$28,781

(a)	A summary of share transactions is as follows:

	August 11, 2008*
	through
	June 30, 2009
	Shares	Paid-in Capital
Shares sold	873,047	$10,706,876
Shares issued on reinvestments of distributions	2,289	23,046
Shares redeemed**	(21,489)	(205,372)
Net increase	853,847	$10,524,550

** Net of redemption fees of		$750

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	August 11, 2008* through June 30, 2009

Net asset value, beginning of period	$$15.00

Income from investment operations:
Net investment income	0.10	^
Net realized and unrealized loss on investments	(3.96)
Total from investment operations	(3.86)

Less distributions:
From net investment income	(0.05)
Total distributions	(0.05)

Redemption fees retained	0.00	^#

Net asset value, end of period	$$11.09

Total return	-25.72%	‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	3.51%	†
After expense reimbursement	1.15%	†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	-1.33%	†
After expense reimbursement	1.03%	†
Portfolio turnover rate	22.58%	‡

* Commencement of operations
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2009

NOTE 1 – ORGANIZATION

The Davidson Multi-Cap Core Fund (the “Fund”)is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently offers Class A shares which are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class A purchases of $1,000,000 or more a 1% Contingent Deferred Sales Charge if they are redeemed within twelve months from the date of purchase, unless the dealer of record waived its commission. The Fund began operations on August 11, 2008.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sale price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments having a maturity date of less than 60 days are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value per share.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective with the beginning of the Fund’s fiscal hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6   Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2009 - continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a last-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes substantially all net investment income, if any, annually and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
ReclassificationofCapitalAccounts : Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

G.
Derivatives: The Fund has adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”).  FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”).  FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund did not hold any derivative instruments during the period ended June 30, 2009.

H.
Events Subsequent to the Fiscal Period End:  The Fund has adopted Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”).  FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional that existed at the date of the balance sheet.  In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 28, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2009 – continued

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended June 30, 2009, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the period ended June 30, 2009, the Fund incurred $32,500 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.15% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended June 30, 2009, the Advisor reduced its fees and absorbed Fund expenses in the amount of $118,212; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2012	$118,212

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administratorpreparesvariousfederalandstateregulatoryfilings,reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the period ended June 30, 2009, the Fund incurred $26,547 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. For the period ended June 30, 2009, the Fund incurred $23,086 in fund accounting fees and $16,059 in transfer agent fees.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended June 30, 2009, the Fund incurred $15,023 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $251,884 in front-end sales charges resulting from sales of the Class A shares. For the period ended June 30, 2009, the Distributor paid all the front-end sales charges collected to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. During the period ended June 30, 2009, all portfolio transactions were executed by DAD. The Fund paid DAD no brokerage commissions for the period ended June 30, 2009.

Certain officers of the Fund are employees of the Administrator.

For the period ended June 30, 2009, the Fund was allocated $7,333 of the Chief Compliance Officer fee.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2009 – continued

NOTE 4   DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling Class A shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended June 30, 2009, the Fund paid the Distributor $12,500.

NOTE 5   PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,709,811 and $1,267,377, respectively.

NOTE 6   SUMMARY OF FAIR VALUE EXPOSURE

The Fund has adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical securities.
•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's securities as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$738,369	$—	$—	$738,369
Consumer Staples	905,372	—	—	905,372
Energy	1,087,013	—	—	1,087,013
Financials	1,224,965	—	—	1,224,965
Health Care	1,358,798	—	—	1,358,798
Industrials	1,047,106	—	—	1,047,106
Information Technology	1,886,446	—	—	1,886,446
Materials	375,620	—	—	375,620
Telecommunication Services	331,897	—	—	331,897
Utilities	399,924	—	—	399,924
Total Equity	9,355,510	—	—	9,355,510

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2009 – continued

Short-Term Investments	$259,512	$—	$—	$259,512

Total Investments in
Securities	$9,615,022	$—	$—	$9,615,022

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the period ended June 30, 2009 was as follows:

2009
Ordinary income	$23,046

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$10,411,666

Gross tax unrealized appreciation	598,950
Gross tax unrealized depreciation	(1,395,594)
Net tax unrealized depreciation	(796,644)
Undistributed ordinary income	28,781
Undistributed long-term capital gain	—
Total distributable earnings	28,781

Other accumulated gains/(losses)	(290,280)
Total accumulated earnings/(losses)	$(1,058,143)

(a) The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2009, the Fund deferred, on a tax basis, post-October losses of $182,486.

As of June 30, 2009, the Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

2017
$107,794

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of
The Davidson Multi-Cap Core Fund

We have audited the accompanying statement of assets and liabilities of The Davidson Multi-Cap Core Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 11, 2008 (commencement of operations) thru June 30, 2009.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davidson Multi-Cap Core Fund as of June 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period August 11, 2008 (commencement of operations) thru June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2009

Davidson Multi-Cap Core Fund
NOTICE TO SHAREHOLDERS at June 30, 2009 (Unaudited)

For the period ended June 30, 2009, certain dividends paid by the Davidson Multi-Cap Core Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the Davidson Multi-Cap Core Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended June 30, 2009 was 100.0%. .

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available without charge, upon request, by calling 1-877-332-0529.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees (1)

				Number of
				Portfolios
				in Fund
			Principal	Complex
		Term of Office	Occupation	Overseen	Other
Name, Address	Position Held	and Length of	During Past	by	Directorships
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Held

Michael D. LeRoy (age 61, dob 8/14/1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since December 2008.	President, Crown Capital Advisors, LLC (financial consulting firm) (2000 to present).	1	Director, Wedbush Bank.

Donald E. O’Connor (age 73, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, The Forward Funds (31 portfolios).

George J. Rebhan (age 74, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	None.

George T. Wofford (age 69, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	None.

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) – continued

Number of
Portfolios
in Fund
			Principal	Complex
		Term of Office	Occupation	Overseen	Other
Name, Address	Position Held	and Length of	During Past	by	Directorships
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Held

Joe D. Redwine(3) (age 61, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.	1	None.

Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine (age 61, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.

Douglas G. Hess (age 41, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.

Cheryl L. King (age 47, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since October 1998.

Robert M. Slotky (age 61, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer, AML Officer	Indefinite term since September 2004. Indefinite term since June 2007	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; Senior Vice President, Investment Company Administration, LLC (May 1997 to July 2001).

Jeanine M. Bajczyk, Esq. (age 43, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel,
U.S. Bancorp Fund Services,
LLC, since May 2006; Senior
Counsel, Wells Fargo Funds
Management, LLC, May 2005
to May 2006; Senior Counsel,
Strong Financial Corporation,
January 2002 to April 2005.

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

(1) The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2) The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3) Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.   is policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP CORE FUND ANNUAL REPORT June 30, 2009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 6/30/2009
Audit Fees	$15,500
Audit-Related Fees	N/A
Tax Fees	$2,700
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 6/30/2009
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    9/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    9/1/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    9/1/09

* Print the name and title of each signing officer under his or her signature.